UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2016

Date of Report (Date of earliest event reported)

REMOVE-BY-YOU, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-201607	47-2548484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 WALNUT HILL ROAD BETHEL, CT	06801
(Address of principal executive offices)	(Zip Code)

(203) 648-6478
Registrant’s telephone number, including area code

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On October 14, 2016, Remove-By-You, Inc., a Nevada corporation (the “Company”) filed Articles of Merger with the Nevada SOS whereby it entered into a statutory merger with its wholly-owned subsidiary, Gain Cities Limited, a Nevada Corporation, pursuant to Nevada Revised Statutes 92A.200 et. seq. The effect of such merger is that the Company is the surviving entity and changed its name to “Gain Cities Limited” (“Name Change”).

On October 14, 2016, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting that the aforementioned Name Change be effected in the market. The Company also requested that its ticker symbol be changed to “GCTY”. Such notification form is being reviewed by FINRA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOVE-BY-YOU, INC.

DATE: October 14, 2016	By: /s/ James Oliver Name: James Oliver
Title: President